UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: February 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                          Form No.         Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1            Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                            MOR-1            Yes
Statement of Operations                                                     MOR-2            Yes
Balance Sheet                                                               MOR-3            Yes
Status of Postpetition Taxes                                                MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                        MOR-4            Yes
     Listing of aged accounts payable                                       MOR-4            Yes
Accounts Receivable Reconciliation and Aging                                MOR-5            Yes
Debtor Questionnaire                                                        MOR-5            Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Timothy R. Graham                                 March 21, 2005
------------------------------------------            -----------------------
Signature of Debtor                                   Date


------------------------------------------            -----------------------
Signature of Joint Debtor                             Date


/s/ Timothy R. Graham                                 March 21, 2005
------------------------------------------            -----------------------
Signature of Authorized Individual*                   Date


Timothy R. Graham, Chief Restructuring Officer and Sole Director
----------------------------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements         Reporting Period:February 2005

                                                              Bank Accounts
                                                 Operating        Payroll        Tax          Other
                                         --------------------------------------------------------------
           Cash-- Beg of Month                   632,349.61         555.49         NA               --
                                         --------------------------------------------------------------

                Receipts:
               Cash Sales                                --             --         --               --
              Accounts Rec.                              --             --         --               --
            Loans & Advances                             --             --         --               --
             Sale of Assets                              --             --         --               --
              Deposit/WT IN                          556.00             --         --               --
                  Other                              545.19             --         --               --
   Fund Transfer(Vista MM Redemption)           (400,000.00)            --         --               --
           Transfers (Interco)                   155,850.72             --         --               --
                                         --------------------------------------------------------------

             Total Receipts                     (243,048.09)            --         --               --
                                         --------------------------------------------------------------

             Disbursements:
               Net Payroll                                              --         --               --
              Payroll Taxes                              --             --         --               --
         Sales, Use, & Other Tax                     (60.00)            --         --               --
           Inventory Purchases                           --             --         --               --
          Secured Rental/Leases                          --             --         --               --
                Insurance                                --             --         --               --
             Administrative                                             --         --               --
                 Selling                                 --             --         --               --
                  Other                          (10,543.84)            --         --               --
       Transfers to Operating Acct                       --        (555.49)        --               --
           Transfers (Interco)                           --             --         --               --
            Professional Fees                   (463,346.96)            --         --               --
               Court Costs                               --             --         --               --
                                         --------------------------------------------------------------

           Total Disbursements                  (473,950.80)       (555.49)        --               --
                                         --------------------------------------------------------------

              Net Cash Flow                     (716,998.89)       (555.49)        --               --
                                         --------------------------------------------------------------

           Cash: End of Month                    (84,649.28)            --         --               --
                                          =============================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period: February 2005

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $ (84,649.28)



     *Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $         --

*     Account closed during February 2005

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended February 28, 2005

               Check Date            Amount                   Vendor Name
--------------------------------- ------------   ---------------------------------------
2005-02-04                           75,718.50   Ashby & Geddes
2005-02-04                          187,677.81   Dewey Ballantine
2005-02-04                            5,332.80   Dr. Ben S. Branch
2005-02-04                           29,412.08   Young, Conaway, Stargatt & Taylor, LLP
2005-02-11                               60.00   Delaware Secretary of State
2005-02-18                            9,858.84   JP Morgan Chase Bank
2005-02-28                          125,088.47   Hennigan, Bennett & Dorman LLP
2005-02-28                           40,117.30   Lackey Hershman, LLP
2005-02-28                              685.00   NAIC
                                  ------------
Total Checks                        473,950.80
                                  ------------

Total February Disbursements      $ 473,950.80
--------------------------------- ------------

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                  Month Ended       Cumulative
REVENUES                                         February 2005   Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                    $         --    $     242,183
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --               --
--------------------------------------------------------------------------------
Net Revenue                                       $         --    $     242,183
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                          --
--------------------------------------------------------------------------------
Beginning Inventory                                         --               --
--------------------------------------------------------------------------------
Add: Purchases                                              --               --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --               --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --               --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --               --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --               --
--------------------------------------------------------------------------------
Gross Profit                                                --          242,183
--------------------------------------------------------------------------------
OPERATING EXPENSES                                                           --
--------------------------------------------------------------------------------
Advertising                                                 --               --
--------------------------------------------------------------------------------
Auto and Truck Expense                                     (60)             916
--------------------------------------------------------------------------------
Bad Debts                                                   --               --
--------------------------------------------------------------------------------
Contributions                                               --           (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                               1,233           52,725
--------------------------------------------------------------------------------
Insider compensation*                                    8,625          985,244
--------------------------------------------------------------------------------
Insurance                                               10,292           59,093
--------------------------------------------------------------------------------
Management Fees/Bonuses **                              12,881         (695,891)
--------------------------------------------------------------------------------
Office Expense                                             441          104,233
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                           2,113           49,324
--------------------------------------------------------------------------------
Repairs and Maintenance                                     90            3,689
--------------------------------------------------------------------------------
Rent and Lease Expense                                   1,492          707,539
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               14,649          632,906
--------------------------------------------------------------------------------
Supplies                                                   262           92,697
--------------------------------------------------------------------------------
Taxes-Payroll                                            1,440           40,403
--------------------------------------------------------------------------------
Taxes-Real Estate                                          145            3,534
--------------------------------------------------------------------------------
Taxes-Other                                                745            6,868
--------------------------------------------------------------------------------
Travel and Entertainment                                    --            5,626
--------------------------------------------------------------------------------
Utilities                                                   53            2,461
--------------------------------------------------------------------------------
Other (attach schedule)                                 13,927        5,277,387
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation            68,328        7,326,252
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                      1,707          296,092
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses        (70,035)      (7,380,162)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                    --
--------------------------------------------------------------------------------
Other Income (attach schedule)                     (59,651,686)    (105,989,964)
--------------------------------------------------------------------------------
Interest Expense                                            --               --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --               --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items      (59,721,721)    (113,370,126)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                         --
--------------------------------------------------------------------------------
Professional Fees                                           --               --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --               --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                          --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)               2,233           86,142
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --         (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)        529,518        6,844,253
--------------------------------------------------------------------------------
Total Reorganization Expenses                         (527,284)      (7,301,463)
--------------------------------------------------------------------------------
Income Taxes                                                --         (170,205)
--------------------------------------------------------------------------------
Net Profit (Loss)                                 $(60,249,005)   $(120,501,384)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged from/(to) Trenwick America Corporation's affiliates under an Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                 Month Ended      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   February 2005   Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                   --              2,951
--------------------------------------------------------------------------------
Legal Fees                                                47             13,736
--------------------------------------------------------------------------------
Audit Fees                                                --            (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                     --             46,654
--------------------------------------------------------------------------------
Board Related                                             --                534
--------------------------------------------------------------------------------
Other Fees                                            12,763          5,179,808
--------------------------------------------------------------------------------
Data Processing                                          827             47,848
--------------------------------------------------------------------------------
Seminars & Continuing Education                          144              7,030
--------------------------------------------------------------------------------
Dues & Subscriptions                                     146              5,355
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                $     13,927      $   5,277,387
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                    (55,506,367)      (101,844,645)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                              $(55,506,367)     $(101,844,645)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                              529,518          6,844,253
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES             $    529,518      $   6,844,253
--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF     BOOK VALUE ON
                            ASSETS                                        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   3,878,396            4,532,566
-------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                              --                   --
-------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          49,223,775           48,745,299
-------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    2,610,783                   --
-------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                   --
-------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       10,104              503,054
-------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  1,000               10,000
-------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                340,703              327,755
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $  56,064,761        $  54,118,674
-------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                   --
-------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                   --
-------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                   --           20,723,654
-------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --            3,485,693
-------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                   --
-------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              --          (15,433,035)
-------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $          --        $   8,776,312
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                     50,140              266,900
-------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    131,240,625          249,660,381
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $ 131,290,765        $ 249,927,281
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 187,355,526        $ 312,822,267
===================================================================================================================


-------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH  PETITION DATE
-------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           --                   --
-------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                   --
-------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                   --
-------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                   --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building/Equipment                                                           --                   --
-------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                   --
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                     350,791                   --
-------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                   --
-------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                    4,386,387                   --
-------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $   4,737,178         $         --
-------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                   --
-------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                   --
-------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    288,386,386          289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $ 288,386,386         $289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 293,123,565          289,648,446
-------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             100                  100
-------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        266,985,085          266,985,085
-------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                   --
-------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                   --
-------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Pre-Petition                                                 (246,858,372)        (246,858,372)
-------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Post-Petition                                                (120,501,384)                  --
-------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                      (5,393,468)           3,047,008
-------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                   --
-------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $(105,768,039)        $ 23,173,821
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 187,355,526         $312,822,267
===================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF       BOOK VALUE ON
                 ASSETS                CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                        340,703                327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                 $     340,703          $     327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                      1,308,827              1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                   129,931,034            244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                           764              3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         $ 131,240,625          $ 249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                  64,660                 42,517
--------------------------------------------------------------------------------
Accrued Expenses                                      --              1,290,790
--------------------------------------------------------------------------------
Interest Payable                              12,728,025             12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                  2,602,010              2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                             82,787,757             82,787,757
--------------------------------------------------------------------------------
Indebtedness                                 190,203,934            190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)       $ 288,386,386          $ 289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                               1,299,278                     --
--------------------------------------------------------------------------------
Taxes Payable                                  2,400,441                     --
--------------------------------------------------------------------------------
Due to Affiliates                                686,668                     --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES       $   4,386,387          $          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                          (5,393,468)             3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY           $  (5,393,468)         $   3,047,008
--------------------------------------------------------------------------------

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                      ============================================================================
                                                       Current          0-30          31-60        61-90      Over 90        Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                               --                                                                 --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Building                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Equipment                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --            --      64,491      286,300       350,791
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                    --            --            --      64,491      286,300       350,791
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of February 28, 2005

              Vendor                    Invoice Date          Services          Invoice Number               Amount
              ------                    ------------          --------          --------------               ------
          Ashby & Geddes                  9/1/2004         September 2004        ASH607-02000               6,076.70
          Ashby & Geddes                  10/1/2004         October 2004         ASH580-02000               5,800.80
          Ashby & Geddes                  11/1/2004         November 2004        ASH234-02000               2,344.00
        Ernst & Young, LLP                6/1/2004      June 1-August 31,2004    ERN653-02000              65,342.00
 Hennigan, Bennett & Dorman, LLP         10/18/2004           June 2004          HEN111-02000              11,137.10
 Hennigan, Bennett & Dorman, LLP          9/13/2004           July 2004          HEN421-02000               4,218.60
 Hennigan, Bennett & Dorman, LLP         10/18/2004          August 2004         HEN851-02000               8,518.10
 Hennigan, Bennett & Dorman, LLP          9/1/2004         September 2004        HEN926-02000               9,265.90
 Hennigan, Bennett & Dorman, LLP          10/1/2004         October 2004         HEN149-02000              14,907.50
 Hennigan, Bennett & Dorman, LLP          11/1/2004         November 2004        HEN595-02000               5,954.80
      PricewaterhouseCoopers                               August-Dec 2003       PRI251-02000              25,179.92
      PricewaterhouseCoopers              8/1/2004     January- December 2004    PRI123-02000              98,561.95
 Young Conaway Stargatt & Taylor          8/18/2004           June 2004          YOU401-02000               4,017.90
 Young Conaway Stargatt & Taylor          9/15/2004           July 2004          YOU206-02000               2,060.50
 Young Conaway Stargatt & Taylor          8/1/2004       August-September 04     YOU294-02000              18,258.17
 Young Conaway Stargatt & Taylor          10/1/2004         October 2004         YOU465-02000               4,655.69
                                                                                                        ------------
                                                                                   91 + days             286,299.63
                                                                                                        ------------

          Ashby & Geddes                  12/1/2004         December 2004        ASH150-02000              15,072.50
       Lackey Hershman, LLP               12/1/2004         December 2004        LAC461-02000              46,156.59
 Young Conaway Stargatt & Taylor          12/1/2004         December 2004        YOU326-02000               3,262.37
                                                                                                        ------------
                                                                                  61-90 days               64,491.46
                                                                                                        ------------

                                                                                                        ------------
                                                                               Total Professional Fees  $ 350,791.09
                                                                                                        ------------

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: February 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable Reconciliation                                                                            Amount
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                    49,223,465
---------------------------------------------------------------------------------------------     -------------------------------
+ Amounts billed during the peiod                                                                                             60
---------------------------------------------------------------------------------------------     -------------------------------
- Amounts collected during the peiod                                                                                        (250)
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable at the end of the reporting period                                                          49,223,775
---------------------------------------------------------------------------------------------     -------------------------------

---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable Aging                                                                                      Amount
---------------------------------------------------------------------------------------------     -------------------------------
0 - 30 days old                                                                                                               60
---------------------------------------------------------------------------------------------     -------------------------------
31 - 60 days old                                                                                                          14,030
---------------------------------------------------------------------------------------------     -------------------------------
61 - 90 days old                                                                                                              --
---------------------------------------------------------------------------------------------     -------------------------------
91 + days old                                                                                                         60,863,014
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable                                                                                             60,877,104
---------------------------------------------------------------------------------------------     -------------------------------
Amount considered uncollectible (Bad Debt)                                                                           (11,653,329)
---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable (Net)                                                                                             49,223,775
---------------------------------------------------------------------------------------------     -------------------------------

                              DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------------     -------------------------------
Must be completed each month                                                                          Yes             No
---------------------------------------------------------------------------------------------     -------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                                  X
---------------------------------------------------------------------------------------------     -------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                                       X
---------------------------------------------------------------------------------------------     -------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                                  X
---------------------------------------------------------------------------------------------     -------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                               X
---------------------------------------------------------------------------------------------     -------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)